Note 20 - Comprehensive Income (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Other Comprehensive Income (Loss), Net of Tax, Total	$ (5,753)	$ 5,508	$ 13,455
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, Net of Tax	(3,931)	5,382	1,999
Swap Interest Expense, Net	(1,885)	74	11,393
Amounts Reclassified From Net Settlements on Interest Rate Swaps Qualifying for Hedge Accounting to Depreciation	(63)	(63)	(63)
Net Settlements On Interest Rate Swaps Qualifying for Cash Flow Hedge	0	(11)	0
Comprehensive Income (Loss), Net of Tax, Attributable to Parent, Total	93,246	$ 72,747	$ 86,331
Reclassification from Accumulated Other Comprehensive Income, Current Period, Net of Tax	$ 227